UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2009

ICON Leasing Fund Twelve, LLC
 (Exact Name of Registrant as Specified in Charter)

Delaware	000-53189	20-5651009
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Fifth Avenue, 4th Floor
New York, New York 10011

(Address of Principal Executive Offices)
____________________

(212) 418-4700

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)   Effective April 30, 2009, Mark Gatto and Michael A. Reisner, Co-Chief Executive Officers, Co-Presidents and Directors of ICON Capital Corp., the manager of the Registrant (the “Manager”), were appointed Co-Chairmen of the Board of Directors of the Manager.  Messrs. Gatto and Reisner replace Thomas W. Martin, previously a significant indirect stockholder and executive officer of the Manager, who retired as Chairman and Director of the Manager and from the Manager’s Investment Committee.  Mr. Martin’s position on the Manager’s Investment Committee will be filled by Harry Giovani, the Manager’s Senior Vice President – Risk.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON LEASING FUND TWELVE, LLC
By: ICON CAPITAL CORP., its Manager

Dated: April 30, 2009	By: /s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer